UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2016

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-31560	98-0648577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38/39 Fitzwilliam Square Dublin 2, Ireland	N/A
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (353) (1) 234-3136

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Title and Compensatory Arrangements

On October 18, 2016, Patrick O’Malley’s title was changed from that of Executive Vice President to Senior Vice President. Mr. O’Malley will continue to advise the Chief Executive Officer of Seagate Technology Public Limited Company (the “Company”) on a range of strategic and operational issues. In connection with his new role, the Compensation Committee of the Board of Directors of the Company (the “Board”) determined to allow Mr. O’Malley to remain eligible for Executive Vice President level benefits under the Fifth Amended and Restated Seagate Technology Executive Severance and Change in Control Plan, as described in the Company’s Proxy Statement filed with the SEC on September 9, 2016, for 12 months from the date of this change.

Equity Incentive Plan

On October 19, 2016, the shareholders of the Company voting at the Company’s 2016 Annual General Meeting (the “AGM”) approved the Second Amended and Restated Seagate Technology plc 2012 Equity Incentive Plan (the “Equity Plan”). The Equity Plan amends and restates the Company’s existing Amended and Restated Seagate Technology plc 2012 Equity Incentive Plan (the “Prior Plan”) in order to increase the number of ordinary shares reserved for issuance under the Equity Plan by an additional 7,500,000 shares, from 64,549,079 shares to an aggregate of 72,049,079 shares. The Equity Plan became effective as of the date of its approval. The Prior Plan is described in the Company’s Proxy Statement filed with the SEC on September 9, 2016.

The Company’s shareholders also approved the Rules of the Seagate Technology Public Limited Company 2012 Equity Incentive Plan For Share Awards Granted To Participants In France (the “French Sub-Plan”) at the 2016 AGM. Pursuant to French law, this shareholder approval allows equity grants that are made under the French Sub-Plan to individuals who are subject to taxation under French law to qualify as “free grants of shares” under French tax law, if so designated by the Compensation Committee of the Board (such grants are referred to as “Free Share Grants”). Any such Free Share Grants will be satisfied from the Equity Plan’s share reserve and will have terms consistent with the Equity Plan. Free Share Grants will generally vest 50% after two years and then 25% over the next two years conditioned upon continued employment with vesting accelerated in the event of the death of a participant.

The above description of the Equity Plan is qualified in its entirety by reference to the Equity Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. The above description of the French Sub-Plan is qualified in its entirety by reference to the French Sub-Plan, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 19, 2016, the shareholders of the Company voting at the Company’s 2016 AGM approved by special resolutions the following amendments to the Company’s Articles of Association (the “Articles”) and Memorandum of Association (retitled the Constitution of Seagate Technology Public Limited Company (the “Constitution”) by such amendments):

(a)         To make administrative updates to the Articles to opt out of certain provisions of the Irish Companies Act 2014 (the “Act”) that took effect on June 1, 2015;

(b)         To make certain corresponding administrative updates to the Memorandum of Association to account for the adoption of the Act;

(c)          To amend the Articles to provide for a plurality voting standard in the context of a contested director election. Prior to such amendment, the Articles had a majority voting standard for all director elections; and

(d)         To amend the Articles to provide that, subject to limits set forth in the Articles, the size of the Board be set solely by resolution of the Board. Previously, subject to certain limits set forth in the Articles, the size of the Board was determined by the number of director nominees receiving a majority approval vote from shareholders.

Each of the foregoing amendments to the Articles and Memorandum of Association is described and disclosed in the Company’s Proxy Statement filed with the SEC on September 9, 2016 at pages 82 to 85. The foregoing description of the changes to the Articles and Memorandum of Association is qualified in its entirety by reference to the complete text of the Constitution,  which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 19, 2016, shareholders at the Company 2016 AGM: (1) elected all ten of the Company’s nominees for directors; (2) held an advisory, non-binding vote on executive compensation matters, (3) approved the Equity Plan, (4) approved the French Sub-Plan, (5) ratified, in an advisory, non-binding vote, the appointment of Ernst & Young to serve as the Company’s independent auditors for the fiscal year ending June 30, 2017 and authorized, in a binding vote, the Audit Committee to set the auditors’ remuneration, (6) approved certain administrative amendments to the Company’s Articles and Memorandum of Association, (7) approved amendments to the Company’s Articles and Memorandum of Association to provide for a plurality voting standard in the event of a contested director election and grant the Board sole authority to determine its size, (8) granted the Board authority to issue shares under Irish law, (9) granted the Board the authority to opt-out of statutory pre-emption rights under Irish law and (10) authorized the price range at which the Company can re-allot shares that it acquires as treasury shares under Irish law.

The final voting results on these proposals are as follows:

Proposal 1(a) - (j). To elect ten (10) directors to hold office until the Company’s next AGM:

	Nominees	For	Against	Abstain	Broker Non Vote
(a)	Stephen J. Luczo	201,705,343	7,198,102	5,164,044	44,820,626
(b)	Frank J. Biondi, Jr.	211,775,163	1,137,212	1,155,114	44,820,626
(c)	Michael R. Cannon	207,833,392	5,072,527	1,161,570	44,820,626
(d)	Mei-Wei Cheng	212,517,802	390,343	1,159,344	44,820,626
(e)	William T. Coleman	212,409,294	503,686	1,154,509	44,820,626
(f)	Jay L. Geldmacher	212,219,840	690,948	1,156,701	44,820,626
(g)	Dr. Dambisa F. Moyo	196,487,716	16,429,715	1,150,058	44,820,626
(h)	Dr. Chong Sup Park	211,580,812	1,327,052	1,159,625	44,820,626
(i)	Stephanie Tilenius	212,207,828	709,032	1,150,629	44,820,626
(j)	Edward J. Zander	212,229,384	688,560	1,149,545	44,820,626

Proposal 2.  To approve, in an advisory, non-binding vote, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non Vote
202,498,644	10,210,715	1,358,130	44,820,626

Proposal 3.  To approve an amendment and restatement of the Company’s 2012 Equity Incentive Plan to increase the number of shares available for issuance:

For	Against	Abstain	Broker Non Vote
202,390,431	10,397,745	1,279,313	44,820,626

Proposal 4.  To approve the Rules of the Seagate Technology Public Limited Company 2012 Equity Incentive Plan for Share Awards Granted to Participants in France:

For	Against	Abstain	Broker Non Vote
206,183,615	6,523,846	1,360,028	44,820,626

Proposal 5.  To ratify, in an advisory, non-binding vote, the appointment of Ernst & Young LLP as the independent auditors of the Company and to authorize, in a binding vote, the Audit Committee of the Board to set the auditors’ remuneration:

For	Against	Abstain	Broker Non Vote
257,357,563	1,024,896	505,656	—

Proposal 6A.  To amend the Company’s Articles of Association to make certain administrative amendments:

For	Against	Abstain	Broker Non Vote
211,664,852	701,687	1,700,950	44,820,626

Proposal 6B.  To amend the Company’s Memorandum of Association to make certain administrative amendments:

For	Against	Abstain	Broker Non Vote
211,648,506	706,448	1,712,535	44,820,626

Proposal 7A.  To amend the Company’s Articles of Association to provide for a plurality voting standard in the event of a contested director election:

For	Against	Abstain	Broker Non Vote
211,746,068	994,573	1,326,848	44,820,626

Proposal 7B.  To amend the Company’s Articles of Association to grant the Board sole authority to determine its size:

For	Against	Abstain	Broker Non Vote
210,920,212	1,833,860	1,313,417	44,820,626

Proposal 8.  To grant the Board the authority to issue shares under Irish law:

For	Against	Abstain	Broker Non Vote
247,048,279	10,733,533	1,106,303	—

Proposal 9.  To grant the Board the authority to opt-out of statutory pre-emption rights under Irish law:

For	Against	Abstain	Broker Non Vote
211,865,195	1,764,552	437,742	44,820,626

Proposal 10.  To determine the price range at which the Company can re-allot shares that it acquires as treasury shares under Irish law:

For	Against	Abstain	Broker Non Vote
253,346,336	4,417,870	1,123,909	—

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Exhibit

3.1	Constitution of Seagate Technology Public Limited Company, as amended and restated by special resolution dated October 19, 2016.
10.1	Second Amended and Restated Seagate Technology plc 2012 Equity Incentive Plan
10.2	Rules of the Seagate Technology Public Limited Company 2012 Equity Incentive Plan For Share Awards Granted To Participants In France

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including, in particular, statements about the Company’s current expectations regarding its restructuring plans, including the timing and scope, associated projected pretax charges, and the associated projected cost savings. These statements identify prospective information and may include words such as “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects” and similar expressions. These forward-looking statements are based on information available to the Company as of the date of this report and are based on management’s current views and assumptions. These forward-looking statements are conditioned upon and also involve a number of known and unknown risks, uncertainties, and other factors that could cause actual results, performance or events to differ materially from those anticipated by these forward-looking statements. Such risks, uncertainties, and other factors may be beyond the Company’s control and may pose a risk to the Company’s operating and financial condition. Such risks and uncertainties include the Company’s ability to achieve projected cost savings in connection with its restructuring plans; the size and timing of the associated projected pretax charges; the timing and execution of plans and programs that may be subject to local labor law requirements, including consultations with appropriate work councils, assumptions related to severance and relocation costs; and assumptions related to cost savings, product demand/or operating efficiencies.  Information concerning risks, uncertainties and other factors that could cause results to differ materially from the expectations described in this report is contained in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 5, 2016, the “Risk Factors” section of which is incorporated into this report by reference, and other documents filed with or furnished to the SEC. These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

	By:	/s/ Regan J. MacPherson
	Name:	Regan J. MacPherson
	Title:	Senior Vice President, General Counsel and Secretary

Date: October 24, 2016